                                                                    Exhibit 99.1

Slide 1
(logo): USA Interactive

Victor Kaufman, Vice Chairman
UBS Warburg Media Conference
December 9th, 2002

Prepared 12/9/02 - Read important disclaimer(s)

Slide 2: Important


   This presentation contains forward looking statements relating to possible or assumed future results of USA. It reflects the current views of USA with respect to future events, and is subject to risks that could cause future results to materially differ. These risks are described in USA's Securities and Exchange Commission filings. Information contained herein about entities other than USA has been obtained from sources believed to be reliable, but no independent verification has been made and no representation is made as to its accuracy or completeness. Any statements non-factual in nature constitute current opinions, which are subject to change without notice. The forward looking statements and opinions in this presentation are made as of the date of this presentation unless otherwise noted, and USA undertakes no obligation to update or revise them for any reason. These statements do not include the potential impact of any mergers, acquisitions or other business combinations that may be completed in the future other than as noted.

   This presentation refers to budgeted data from the USA Preliminary Budget as filed with the Securities and Exchange Commission on October 24, 2002. The budgeted data is as of October 24, 2002 and is not being updated as of the date hereof. Pro forma financial information includes the results from Expedia as of January 1, 2001; excludes results from USA Entertainment and USA Broadcasting as of January 1, 2001; and treats the exchange of Holdco shares by Liberty as if it had occurred on January 1, 2001.

   EBITA is defined as defined as operating income plus amortization of
   (1) non-cash compensation, (2) non-cash distribution and marketing and
   (3) other intangibles (and goodwill in 2001).

   Cash EPS defined as cash net income divided by fully diluted, treasury method shares outstanding. Cash Net Income generally captures all income statement items that have been, or will ultimately be, settled in cash and is defined as net income available to common shareholders plus amortization of: (1) non-cash compensation, (2) non-cash distribution and marketing and (3) intangibles (and goodwill in 2001), net of related tax and minority interest expense. All amounts are presented on a fully diluted, treasury method basis. Excludes non-recurring items, including restructuring charges.

   Free Cash Flow is defined as operating cash flow from continuing operations, less capital expenditures and other investments related to operations.


Prepared 12/9/02 - Read important disclaimer(s)

Slide 3: History

         1995 Bought HSN
              Bought SK Broadcasting
         1997 Bought Ticketmaster
              Bought USA Networks
         1998 Bought Citysearch
         1999 Bought Hotels.com
              Bought Match
         2000 Sold USA Broadcasting
         2001 Bought Expedia
              Bought Evite
              Sold USA Networks
         2002 Bought TVTG
              Bought Interval

Reflects transactions as of dates of announcement.

Prepared 12/9/02 - Read important disclaimer(s)


Slide 4

   "USAI is the fastest growing of the major media companies."
   - Chris Dixon, October 24, 2002

   ". . . it's over; the winners have been declared. The four champs [Amazon, eBay, USA, and Yahoo] and their stocks will soon be recognized as the only way to play what was once thought to be the New Economy."
   - James Cramer, NEW YORK MAGAZINE
     November 11, 2002

Prepared 12/9/02 - Read important disclaimer(s)


Slide 5: Multiple Interactive Brands

Electronic Retailing
(logos) HSN, America's Store, Shop Channel, TVSN, HOT, Nuen Live

Travel
(logos) Expedia, Hotels.com, Interval International, TV Travel Shop

Information & Services
(logos) Ticketmaster, Match.com, Citysearch, PRC, EPI (transaction pending)

Generating ~$12 billion in retail transactions

Prepared 12/9/02 - Read important disclaimer(s)

$12 billion is estimated based on annualized GTV for 9ME 9/30/02.
Note: includes some companies majority or partially owned by USA.

Slide 6: Today: #9 in Online Reach
Combined Home / Work Unique Visitors
October 2002, in millions

Goal: #4

AOL - 107.4
MSN - 104.7
Yahoo - 103.4
About / Primedia - 50.0
Terra Lycos - 48.1
Google - 43.3
eBay - 43.2
Amazon - 32.3
USA Properties - 31.7
Walt Disney Properties - 29.0

Data for USA is from a comScore Media Metrix unranked custom entity report defined by USA, representing combined home/work unduplicated reach for all of USA's subsidiaries, and is compared to the comScore Media Metrix Top 100 Properties list. Data for other companies is per comScore Media Metrix's Top 100 Properties report.

Prepared 12/9/02 - Read important disclaimer(s)


Slide 7: How do we Get to #4?

Marketing
Initiatives
Acquisitions

Prepared 12/9/02 - Read important disclaimer(s)


Slide 8: Online Migration

Ticketmaster - 41%
Travel - 13%
HSN -11%
Interval International - 5%

Travel represents U.S. leisure and unmanaged travel. Estimates based on PhocusWright and Jupiter research.

Prepared 12/9/02 - Read important disclaimer(s)


Slide 9: Acquisition Opportunities

Businesses migrating online
New verticals
Niche sites

Prepared 12/9/02 - Read important disclaimer(s)

Slide 10: Strong Balance Sheet
$ in millions as of September 30, 2002

Cash at USA = $1,940
+
Attributable Cash at Subs = $678
+
Securities in VUE = $2,111
+
Net Debt and Preferred = ($1,202)
=
Net Attributable Cash and Securities = $3,528

Not pro forma for pending Ticketmaster and EPI transactions.

Includes attributable cash from USA's public subsidiaries, based on the Q3 weighted average of USA's fully diluted, treasury method ownership in each of its public subsidiaries, which was 66% for Ticketmaster, 67% for Hotels.com and 56% for Expedia. Excludes cash due to clients at Ticketmaster.

Prepared 12/9/02 - Read important disclaimer(s)


Slide 11: Revenue Growth
Pro Forma $ in millions
Pro Forma Revenue = 26% CAGR
2002F - 2004O

2001PF = $3,766
2002F = $4,653
2003B = $5,952
2004O = ~$7,380

Not Pro Forma for pending EPI transaction.

Source: USA Preliminary Budget as filed with the SEC on 10/24/02.

Prepared 12/9/02 - Read important disclaimer(s)


Slide 12: EBITA Growth
Pro Forma $ in millions
Pro Forma EBITA Growth = 56%
2002F-2004O

2001PF = $167
2002F = $437
2003B = $725
2004O = ~$1,050

Not Pro Forma for pending EPI transaction.

Source: USA Preliminary Budget as filed with the SEC on 10/24/02.

Prepared 12/9/02 - Read important disclaimer(s)

Slide 13: Margin Expansion
EBITA as % of Revenue, pro forma

2001PF - 4.4%
2002F - 9.4%
2003B - 12.2%
2004O - ~14%

Not Pro Forma for pending EPI transaction.

Source: USA Preliminary Budget as filed with the SEC on 10/24/02.

Prepared 12/9/02 - Read important disclaimer(s)


Slide 14: Cash Net Income Growth
Pro Forma Cash Net Income = 66% CAGR
2002F - 2004O

2001PF = $96
2002F = $206
2003B = $424
2004O = ~$570

Not Pro Forma for pending EPI transaction.

2001 is not Pro Forma for pending Ticketmaster transaction.

Source: USA Preliminary Budget as filed with the SEC on 10/24/02.

Prepared 12/9/02 - Read important disclaimer(s)


Slide 15: Versus Media & Retail

               2002F - 2004O CAGR

                                           Margin
                 Revenue     EBITA      Expansion
USA                   26%       56%             5%
Media                  7%       16%             3%
Retail                13%       16%             1%

Multiple and growth rates are based on an average of various companies within each sector. Companies in each sector are: Media: AOL, Disney, News Corp., Viacom; Retail: Sears, Kohl's, Target, Wal-Mart, Home Depot. USA data based on USA Preliminary Budget as filed with the SEC on 10/24/02. Source for other company estimates: Morgan Stanley research dated 1/28/02, 10/4/02 and 10/8/02.

Prepared 12/9/02 - Read important disclaimer(s)


Slide 16: Versus Interactive Commerce
$ in millions

                                            2004E
                  2004E      2004E          Free
                 Revenue      EBITA       Cash Flow
USA             ~$7,380     ~$1,050       ~$1,000
QVC (a)          ~5,410         920           N/A
eBay              2,665         784           421
Amazon            4,879         315           436
Yahoo             1,340         285           334

(a) QVC EBITA based on projected EBITDA less capital expenditures (EBITA estimates not available).

USA data based on USA Preliminary Budget as filed with the SEC on 10/24/02. Source for other company estimates: Morgan Stanley research dated 10/8/02 and 10/16/02 and Merrill Lynch research dated 10/14/02.

Prepared 12/9/02 - Read important disclaimer(s)

Slide 17: Perspective

Strong organic growth
Diversity of businesses
Proven track record

Prepared 12/9/02 - Read important disclaimer(s)


Slide 18: Stock Appreciation

12/96 to Today - USAI CAGR = 29%
(graphic) chart showing growth of USAI vs. Nasdaq, DJIA, and Tier 1 Media

Source: MSN Moneycentral. Tier 1 Media includes AOL Time Warner, News Corp., Viacom, Disney, Vivendi Universal and Gaylord.

Prepared 12/9/02 - Read important disclaimer(s)


Slide 19
(logo) USA Interactive

Engaging worldwide in the business of interactivity via the Internet, the television and the telephone.

Prepared 12/9/02 - Read important disclaimer(s)